SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2006 (February 14, 2006)
JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          This Form 8-K/A is an amendment to the registrant’s current report on Form 8-K filed on February 14, 2006 (relating to the registrant’s asset acquisition of Creative Designs International, Ltd. and Arbor Toys Company Limited (collectively, “CDI”)), to file the financial statements and pro forma financial information omitted from the initial filing of the Current Report, in accordance with Item 9.01.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          For a description of the Registrant's asset acquisition of CDI, refer to Item 2.01 of the Registrant's Current Report on Form 8-K, filed on February 14, 2006, which Item 2.01 is incorporated in its entirety herein by reference.

1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired

1.	Creative Designs International, Ltd. audited financial statements as of December 31, 2002, 2003 and 2004 and for the three years in the period ended December 31, 2004.

2.	Arbor Toys Company Limited audited financial statements as of December 31, 2002, 2003 and 2004 and for the three years in the period ended December 31, 2004.

3.	Creative Designs International, Ltd. unaudited financial statements as of September 30, 2004 and September 30, 2005 and for the nine months ended September 30, 2004 and 2005.

4.	Arbor Toys Company Limited unaudited financial statements as of September 30, 2004 and September 30, 2005 and for the nine months ended September 30, 2004 and 2005.

     (b)  Pro Forma Financial Information

CREATIVE DESIGNS INTERNATIONAL, LTD.
DECEMBER 31, 2003
CONTENTS

Page
Independent auditors’ report	1

Financial statements:

Balance sheets	2

Statements of income	3

Statements of retained earnings	4

Statements of cash flows	5-6

Notes to financial statements	7-10

Supplemental information:

Independent auditors’ supplemental report	11

Statements of operating expenses	12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Creative Designs International, Ltd.
Feasterville, PA 19053
     We have audited the accompanying balance sheets of Creative Designs International, Ltd. (A Pennsylvania S Corporation) as of December 31, 2003 and 2002, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Designs International, Ltd. as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Gable Peritz Mishkin, LLP
March 30, 2004

CREATIVE DESIGNS INTERNATIONAL, LTD.
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS
Current assets
Cash	$2,171,637	$4,467,977
Accounts receivable — trade	8,307,539	3,206,612
Accounts receivable — affiliate	12,667,771	12,392,780
Miscellaneous receivable	798,946	505,924
Inventory	1,025,520	1,132,240
Prepaid expenses	97,554	90,405

Total current assets	25,068,967	21,795,938

Property and equipment
Fixed assets	3,001,296	3,189,607
Less accumulated depreciation	1,412,712	1,250,104

Net property and equipment	1,588,584	1,939,503

Total assets	$26,657,551	$23,735,441

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Loan payable — affiliate	$2,000,000	$3,000,000
Accounts payable — trade	268,022	38,988
Accounts payable — affiliate	220,712	4,428,440
Rebates payable	1,077,379	1,343,732
Accrued royalties	1,373,935	826,115
Accrued commissions	894,136	707,477
Accrued state and local taxes	314,486	179,058

Total current liabilities	6,148,670	10,523,810

Stockholders’ equity
Common stock — no par value; 200 shares authorized, issued and outstanding	2,000	2,000
Retained earnings	20,506,881	13,209,631

Total stockholders’ equity	20,508,881	13,211,631

Total liabilities and stockholders’ equity	$26,657,551	$23,735,441

See independent auditors’ report and
accompanying notes to financial statements.

2

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Revenues
Commission income	$24,689,165	$21,474,092
Sales	18,496,985	10,794,760
Design fee	158,710	158,710

Total revenues	43,344,860	32,427,562

Direct costs
Cost of sales	13,182,663	9,986,791
Direct selling costs	8,320,915	4,942,077
Product development costs	462,581	497,099

	21,966,159	15,425,967

Gross profit	21,378,701	17,001,595

General and administrative expenses	2,373,439	1,842,325

Income before other income and expenses	19,005,262	15,159,270

Other income and expenses
Interest income	89,750	42,254
Other income	18,004	3,176
Depreciation	(665,767)	(709,038)
Loss on sale of assets	(6,152)	—

	(564,165)	(663,608)

Net income before officer’s compensation	18,441,097	14,495,662

Officer’s compensation	2,143,847	5,195,545

Net income	$16,297,250	$9,300,117

See independent auditors’ report and
accompanying notes to financial statements.

3

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF RETAINED EARNINGS
YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Balance, January 1	$13,209,631	$7,909,514

Net income	16,297,250	9,300,117

	29,506,881	17,209,631

Less distributions	9,000,000	4,000,000

Balance, December 31	$20,506,881	$13,209,631

See independent auditors’ report and
accompanying notes to financial statements.

4

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash flows from operating activities
Net income	$16,297,250	$9,300,117

Adjustment to reconcile net income to net cash provided by operating activities
Depreciation	665,767	709,038
Loss on sale of property and equipment	6,152	—

(Increase) decrease in assets
Accounts receivable — trade	(5,100,927)	(841,816)
Accounts receivable — affiliate	(274,991)	(4,191,043)
Miscellaneous receivable	(293,022)	(505,924)
Inventory	106,720	329,816
Prepaid expenses	(7,149)	(16,976)

Increase (decrease) in liabilities
Accounts payable — trade	229,034	(9,652)
Accounts payable — affiliate	(4,207,728)	(338,666)
Rebates payable	(266,353)	239,848
Accrued royalties	547,820	699,860
Accrued commissions	186,659	285,847
Accrued state and local taxes	135,428	38,712

Net cash provided by operating activities	8,024,660	5,699,161

Cash flows from investing activities	(355,000)	(1,328,513)
Acquisition of property and equipment	(355,000)	(1,328,513)
Proceeds from sale of property and equipment	34,000	—

Net cash used by investing activities	(321,000)	(1,328,513)

See independent auditors’ report and
accompanying notes to financial statements.

5

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash flows from financing activities
Net advances and repayments of notes payable — officers	$(1,000,000)	$3,000,000
Distributions paid	(9,000,000)	(4,000,000)

Net cash used by financing activities	(10,000,000)	(1,000,000)

Net increase (decrease) in cash	(2,296,340)	3,370,648

Cash, January 1	4,467,977	1,097,329

Cash, December 31	$2,171,637	$4,467,977

See independent auditors’ report and
accompanying notes to financial statements.

6

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
1.	Summary of Significant Accounting Policies

This summary of significant accounting policies of Creative Designs International, Ltd. Is presented to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are representations of the Company’s management, who are also responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Business Activity and Concentration of Credit Risk

The Company is engaged in the development and marketing of toys and related products internationally and the sale of those products to specific customers in the United States.

The Company maintains its checking accounts with one bank. Cash balances with the bank in excess of $100,000 exceed the insurable limits as allowed by FDIC. Total cash balances with the bank at December 31, 2003 exceeded the insurable limits by $2,443,222.

Use of Estimates

Management has made estimates and assumptions relating to the reporting of assets and liabilities and related reporting of revenues and expenses to prepare these financial statements in accordance with generally accepted accounting principles. Actual results could differ from those estimates.

Accounts Receivable — Trade

Accounts receivable — trade is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management closely monitors outstanding balances and writes off, as of year-end, all balances that they anticipate they will not collect as of the time the financial statements are issued.

There was no bad debt expense charged to operations for the years ended December 31, 2003 and 2002.

Inventory

Inventory, consisting of finished goods, is valued at the lower of cost (first-in, first-out basis) or market.

7

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
1.	Summary of Significant Accounting Policies

Property and Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is provided under the straight-line and accelerated methods over the estimated useful lives of the related assets.

Maintenance and repairs are expensed as incurred. Additions, betterments, and renewals, unless of minor amounts, are capitalized and depreciated. When property and equipment are sold or otherwise disposed of, the cost and related accumulated depreciation accounts are relieved, and the resulting gain or loss is included in operations.

Advertising Expense

The Company’s policy is to expense advertising costs as incurred. Advertising expense charged to operations for the years ended December 31, 2003 and 2002 was $94,783 and $10,257, respectively.

Income Taxes

The Company, with the consent of its shareholders, elected to be taxed as an S corporation for federal and state tax purposes, effective in 1986. Under these provisions, the shareholders are taxed on their proportionate share of the Company’s taxable income on their individual tax returns. The Company still pays franchise and gross receipts taxes to various municipalities.

2.	Property and Equipment

A summary of property and equipment at December 31, 2003 and 2002 is as follows:

	2003	2002
Molds	$1,690,892	$1,969,528
Leasehold improvements	295,971	274,249
Furniture and fixtures	137,863	137,863
Computer equipment	233,247	233,247
Transportation equipment	643,323	574,720

	3,001,296	3,189,607

Less accumulated depreciation	1,412,712	1,250,104

	$1,588,584	$1,939,503

Depreciation expense charged to operations for the years ended December 31, 2003 and 2002 was $665,767 and $709,038, respectively.

8

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
3.	Major Customers

The Company had a significant customer which represented 90% and 78% of the total sales for the years ended December 31, 2003 and 2002. This customer represented 93% and 64% of the accounts receivable balance at December 31, 2003 and 2002.

4.	Related Party Transactions

The Company conducts its primary business operations in a facility leased from its stockholders under a lease which expires in 2010. The rental expense for this property was $74,142 and $59,748 for the years ended December 31, 2003 and 2002, respectively.

The following is a schedule of future minimum lease payments as of December 31, 2003:

Year ending December 31, 2004	$74,340
2005	78,060
2006	81,960
2007	86,064
2008	90,360
Thereafter	194,508
The Company’s affiliate, Arbor Toys, Ltd. (Arbor), is a Hong Kong based company. Significant related party transactions with Arbor are as follows:

The Company receives a commission from Arbor Toys, Ltd. on all Arbor sales for its marketing and licensing arrangements with customers. In addition, it receives various overrides on products sold. The total amount is recorded as commission income and was $24,689,165 and $21,474,092 for the years ended December 31, 2003 and 2002, respectively.

The Company receives design fees for the development of product lines. Total fees were $158,710 for both years ended December 31, 2003 and 2002.

The Company purchases all of its toys from Arbor. Total purchases for the year ended December 31, 2003 and 2002 were $10,720,712 and $7,288,944, respectively.

9

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
5.	Commitments and Contingencies

The Company leases showroom space at an industry toy exhibit under a noncancellable operating lease expiring in April, 2010. Future minimum rental payments under operating leases (excluding operating expenses) are as follows:

Year ending December 31, 2004	$33,150
2005	33,150
2006	33,150
2007	33,150
2008	33,150
Thereafter	44,202
The total rent expense for this and related party leases (See Note 3) was $113,402 and $97,942 for the years ended December 31, 2003 and 2002, respectively.

10

SUPPLEMENTAL INFORMATION

11

INDEPENDENT AUDITORS’ REPORT
ON SUPPLEMENTAL INFORMATION
To the Board of Directors
Creative Designs International, Ltd.
Feasterville, PA 19053
     Our report on our audit of the basic financial statements of Creative Designs International, Ltd. for December 31, 2003 and 2002 appears on Page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Gable Peritz Mishkin, LLP
March 30, 2004

11

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF GENERAL AND ADMINISTRATIVE EXPENSES
YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Advertising	$94,783	$10,257
Auto expense	19,737	13,902
Computer expenses	98,747	62,162
Contributions	35,707	60,350
Dues and subscriptions	12,439	12,808
Employee benefits	104,058	71,887
Equipment rental	3,754	2,728
Gifts	16,583	8,750
Insurance	146,753	133,706
Interest expense	—	4,765
Meals and entertainment	55,908	26,665
Miscellaneous	59,303	105,709
Professional fees	48,193	65,093
Office expense	111,554	58,661
Payroll	660,269	375,929
Payroll taxes	87,703	136,630
Postage	4,543	3,514
Rent	113,402	97,942
Repairs and maintenance	13,784	15,353
Storage	3,588	2,776
Taxes — other	423,966	344,069
Telephone	37,986	42,419
Travel	191,925	175,693
Utilities	28,754	10,557

	$2,373,439	$1,842,325

See independent auditors’ supplemental report.	12

CREATIVE DESIGNS INTERNATIONAL, LTD.
DECEMBER 31, 2004
CONTENTS

Page
Independent auditors’ report	1

Financial statements:

Balance sheets	2

Statements of income	3

Statements of retained earnings	4

Statements of cash flows	5-6

Notes to financial statements	7-10

Supplemental information:

Independent auditors’ supplemental report	11

Schedules of general and administrative expenses	12

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
Creative Designs International, Ltd.
Feasterville, PA 19053
     We have audited the accompanying balance sheets of Creative Designs International, Ltd. (A Pennsylvania S Corporation) as of December 31, 2004 and 2003, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Creative Designs International, Ltd. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
May 6, 2005

1

CREATIVE DESIGNS INTERNATIONAL, LTD.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003
ASSETS

	2004	2003
Current assets
Cash	$7,574,936	$2,171,637
Accounts receivable — trade	6,019,263	8,307,539
Accounts receivable — affiliate	27,618,821	12,667,771
Miscellaneous receivable	23,091	798,946
Due from affiliates	6,404	—
Inventory	3,077,067	1,025,520
Prepaid expenses	94,524	97,554

Total current assets	44,414,106	25,068,967

Property and equipment, net of accumulated depreciation	1,940,633	1,588,584

Total assets	$46,354,739	$26,657,551

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Loan payable — affiliate	$—	$2,000,000
Accounts payable — trade	319,165	268,022
Accounts payable — affiliate	15,031,467	220,712
Rebates payable	2,076,841	1,077,379
Accrued royalties	3,272,007	1,373,935
Accrued commissions	484,017	894,136
Accrued state and local taxes	155,000	314,486
Payroll taxes payable	4,775	—

Total current liabilities	21,343,272	6,148,670

Stockholders’ equity
Common stock — no par value; 200 shares authorized, issued and outstanding	2,000	2,000
Retained earnings	25,009,467	20,506,881

Total stockholders’ equity	25,011,467	20,508,881

Total liabilities and stockholders’ equity	$46,354,739	$26,657,551

See independent auditors’ report and
accompanying notes to financial statements.

2

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Revenues
Commission income	$32,692,754	$24,689,165
Sales	28,360,733	18,496,985
Design fee	164,000	158,710

Total revenues	61,217,487	43,344,860

Direct costs
Cost of sales	19,760,539	13,182,663
Direct selling costs	12,397,351	8,320,915
Product development costs	824,809	462,581

	32,982,699	21,966,159

Gross profit	28,234,788	21,378,701

General and administrative expenses	3,137,328	2,373,439

Income before other income and expenses	25,097,460	19,005,262

Other income and expenses
Interest income	88,591	89,750
Loss on sale of property and equipment	—	(6,152)
Other income	—	18,004
Depreciation	(534,265)	(665,767)

	(445,674)	(564,165)

Income before officer’s compensation	24,651,786	18,441,097

Officer’s compensation	3,149,200	2,143,847

Net income	$21,502,586	$16,297,250

See independent auditors’ report and
accompanying notes to financial statements.

3

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF RETAINED EARNINGS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Balance, January 1	$20,506,881	$13,209,631

Net income	21,502,586	16,297,250

	42,009,467	29,506,881

Less distributions	17,000,000	9,000,000

Balance, December 31	$25,009,467	$20,506,881

See independent auditors’ report and
accompanying notes to financial statements.

4

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Cash flows from operating activities
Net income	$21,502,586	$16,297,250

Adjustment to reconcile net income to net cash provided by operating activities
Bad debts	80,033	—
Depreciation	534,265	665,767
Loss on sale of property and equipment	—	6,152

(Increase) decrease in assets
Accounts receivable — trade	2,208,243	(5,100,927)
Accounts receivable — affiliate	(14,951,050)	(274,991)
Miscellaneous receivable	775,855	(293,022)
Inventory	(2,051,547)	106,720
Prepaid expenses	3,030	(7,149)

Increase (decrease) in liabilities
Accounts payable — trade	51,143	229,034
Accounts payable — affiliate	14,810,755	(4,207,728)
Rebates payable	999,462	(266,353)
Accrued royalties	1,898,072	547,820
Accrued commissions	(410,119)	186,659
Accrued state and local taxes	(159,486)	135,428
Payroll taxes payable	4,775	—

Net cash provided by operating activities	25,296,017	8,024,660

Cash flows from investing activities
Acquisition of property and equipment	(965,627)	(355,000)
Proceeds from sale of property and equipment	—	34,000

Net cash used by investing activities	(965,627)	(321,000)

See independent auditors’ report and
accompanying notes to financial statements.

5

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Cash flows from financing activities
Net advances and repayments of notes payable — officers	$(2,000,000)	$(1,000,000)
Net advances and repayments of amounts due to/from affiliates	72,909	—
Distributions paid	(17,000,000)	(9,000,000)

Net cash used by financing activities	(18,927,091)	(10,000,000)

Net increase (decrease) in cash	5,403,299	(2,296,340)

Cash, January 1	2,171,637	4,467,977

Cash, December 31	$7,574,936	$2,171,637

See independent auditors’ report and
accompanying notes to financial statements.

6

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
1.	Summary of Significant Accounting Policies
This summary of significant accounting policies of Creative Designs International, Ltd. Is presented to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are representations of the Company’s management, who are also responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
Business Activity and Concentration of Credit Risk
The Company is engaged in the development and marketing of toys and related products internationally and the sale of those products to specific customers in the United States.
The Company maintains its checking accounts with one bank. Cash balances with the bank in excess of $100,000 exceed the insurable limits as allowed by FDIC. Total cash balances with the bank at December 31, 2004 exceeded the insurable limits by $8,572,038.
The Company had a significant customer which represented 83% and 90% of the total sales for the years ended December 31, 2004 and 2003. This customer represented 46% and 93% of the accounts receivable balance at December 31, 2004 and 2003.
Use of Estimates
Management has made estimates and assumptions relating to the reporting of assets and liabilities and related reporting of revenues and expenses to prepare these financial statements in accordance with generally accepted accounting principles. Actual results could differ from those estimates.
Accounts Receivable — Trade
Accounts receivable — trade is recorded at the amount the Company expects to collect on balances outstanding at year-end. Management closely monitors outstanding balances and writes off, as of year-end, all balances that they anticipate they will not collect as of the time the financial statements are issued.
Bad debt expense charged to operations for the years ended December 31, 2004 and 2003 were $80,033 and $-0-, respectively.
Inventory
Inventory, consisting of finished goods, is valued at the lower of cost (first-in, first-out basis) or market.

7

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
1.	Summary of Significant Accounting Policies
Property and Equipment and Depreciation
Property and equipment are stated at cost. Depreciation is provided under the straight-line and accelerated methods over the estimated useful lives of the related assets.
Maintenance and repairs are expensed as incurred. Additions, betterments, and renewals, unless of minor amounts, are capitalized and depreciated. When property and equipment are sold or otherwise disposed of, the cost and related accumulated depreciation accounts are relieved, and the resulting gain or loss is included in operations.
Shipping and Handling Costs
The company’s policy is to reflect shipping and handling costs associated with the sale of inventory as a component of cost of goods sold.
Advertising Expense
The Company’s policy is to expense advertising costs as incurred. Advertising expense charged to operations for the years ended December 31, 2004 and 2003 was $24,183 and $94,783, respectively.
Income Taxes
The Company, with the consent of its shareholders, elected to be taxed as an S corporation for federal and state tax purposes, effective in 1986. Under these provisions, the shareholders are taxed on their proportionate share of the Company’s taxable income on their individual tax returns. The Company still pays franchise and gross receipts taxes to various municipalities.
2.	Property and Equipment
A summary of property and equipment at December 31, 2004 and 2003 is as follows:

	2004	2003
Molds	$2,249,497	$1,690,892
Leasehold improvements	308,186	295,971
Furniture and fixtures	163,001	137,863
Computer equipment	233,247	233,247
Transportation equipment	532,393	643,323

	3,486,324	3,001,296

Less accumulated depreciation	1,545,691	1,412,712

	$1,940,633	$1,588,584

8

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
2.	Property and Equipment (Cont’d.)
Depreciation expense charged to operations for the years ended December 31, 2004 and 2003 was $534,265 and $665,767, respectively.
3.	Royalties
The Company has entered into various license agreements whereby the Company may use certain characters and properties in conjunction with its products. Such license agreements call for royalties to be paid at 6% to 15% of net sales with minimum guarantees and advance payments. The agreements expire at various intervals through December 31, 2007. Royalties expense was $9,191,707 and $5,395,227 for the years ended December 31, 2004 and 2003, respectively, and is included in direct selling costs.
4.	Related Party Transactions and Commitments and Contingencies
The Company conducts its primary business operations in a facility leased from its stockholders under a lease which expires in 2010. The rental expense for this property was $70,800 for both years ended December 31, 2004 and 2003.
The following is a schedule of future minimum lease payments as of December 31, 2004:

Year ending December 31, 2005	$81,960
2006	86,064
2007	90,360
2008	94,878
2009	99,622
The Company’s affiliate, Arbor Toys, Ltd. (Arbor), is a Hong Kong based company. Significant related party transactions with Arbor are as follows:
The Company receives a commission from Arbor Toys, Ltd. on all Arbor sales for its marketing and licensing arrangements with customers. In addition, it receives various overrides on products sold. The total amount is recorded as commission income and was $32,692,754 and $24,689,165 for the years ended December 31, 2004 and 2003, respectively.
The Company receives design fees for the development of product lines. Total fees received were $164,000 and $158,710 for the years ended December 31, 2004 and 2003, respectively.

9

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
4.	Related Party Transactions and Commitments and Contingencies (Cont’d.)
The Company purchases all of its toys from Arbor. Total purchases for the year ended December 31, 2004 and 2003 were $18,096,759 and $10,720,712, respectively.
The Company leases showroom space at an industry toy exhibit under a noncancellable operating lease expiring in April, 2010. Future minimum rental payments under operating leases (excluding operating expenses) are as follows:

Year ending December 31, 2005	$33,150
2006	33,150
2007	33,150
2008	33,150
2009	33,130
Thereafter	11,052
The total rent expense for all operating leases was $114,373 and $113,402 for the years ended December 31, 2004 and 2003, respectively.

10

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT
ON SUPPLEMENTAL INFORMATION
To the Board of Directors
Creative Designs International, Ltd.
Feasterville, PA 19053
     Our report on our audit of the basic financial statements of Creative Designs International, Ltd. for December 31, 2004 and 2003 appears on Page 1. That audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
May 6, 2005

11

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF GENERAL AND ADMINISTRATIVE EXPENSES
YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Advertising	$24,183	$94,783
Auto expense	21,590	19,737
Bad debts	80,033	—
Computer expenses	48,744	98,747
Contributions	12,884	35,707
Dues and subscriptions	26,195	12,439
Employee benefits	121,176	104,058
Equipment rental	14,632	3,754
Gifts	46,965	16,583
Insurance	213,589	146,753
Meals and entertainment	39,355	55,908
Miscellaneous	28,150	59,303
Professional fees	161,277	48,193
Office expense	71,689	111,554
Payroll	976,277	660,269
Payroll taxes	127,260	87,703
Postage	4,019	4,543
Rent	114,373	113,402
Repairs and maintenance	13,147	13,784
Storage	3,731	3,588
Taxes — other	640,204	423,966
Telephone	31,074	37,986
Travel	285,991	191,925
Utilities	30,790	28,754

	$3,137,328	$2,373,439

See independent auditors’ supplemental report.

12

ARBOR TOYS COMPANY LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2002

MICHAEL YAM & COMPANY
Certified Public Accountants
HONG KONG

ARBOR TOYS COMPANY LIMITED
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
COMPANY INFORMATION
DIRECTORS
Mr. Marvin Greenberg
Mr. Ho Chiu Ming
M. Y. Director No. 1 Limited
Mr. Ho Wai Kam Jimmy
SECRETARY
M. Y. Secretaries Limited
23rd Floor
Chekiang First Bank Building
58-63 Gloucester Road
Wanchai
HONG KONG
REGISTERED OFFICE
Suite 816
Chinachem Golden Plaza
77 Mody Road
Tsimshatsui East
Kowloon
HONG KONG
COMPANY NUMBER
265154
AUDITORS
Michael Yam & Company
23rd Floor
Chekiang First Bank Building
58-63 Gloucester Road
Wanchai
HONG KONG
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
REPORT OF THE DIRECTORS
     The Directors present their annual report and the audited financial statements for the year ended December 31, 2002.
1.	PRINCIPAL ACTIVITY

The Company’s principal activity is trading in toys and related products.

2.	FINANCIAL STATEMENTS

The profit of the Company for the year ended December 31, 2002 and the state of the Company’s affairs at that date are set out in the financial statements on pages 7 to 16.

3.	DIVIDEND AND RESERVE

An interim dividend of HK$287 per ordinary share, totalling HK$28,700,000 was paid during the year.

The Directors do not recommend the payment of a final dividend or the transfer of any amount to reserve for the financial year ended December 31, 2002.

4.	FIXED ASSETS

Movements in fixed assets during the year are set out in note 6 to the financial statements.

5.	DIRECTORS

During the year and up to the date of this report, the following Directors held office :-
Mr. Marvin Greenberg
Mr. Ho Chiu Ming
M. Y. Director No. 1 Limited
Mr. Ho Wai Kam Jimmy
In accordance with the Company’s Articles of Association, all the Directors retire from the Board and, being eligible, offer themselves for re-election.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
REPORT OF THE DIRECTORS
(CONTINUED)
6.	DIRECTORS’ INTERESTS IN CONTRACTS

No contracts of significance to which the Company was a party, and in which a Director had a material interest, subsisted at the end of the year or at any time during the year.

7.	DIRECTORS’ RIGHTS TO ACQUIRE SHARES OR DEBENTURES

At no time during the year was the Company a party to any arrangements to enable a Director of the Company to acquire benefits by means of the acquisition of shares in or debentures of the Company or any other body corporate.

8.	AUDITORS

Michael Yam & Company have expressed their willingness to continue as Auditors of the Company.

9.	OTHER MATTERS

At the date of this report, the Directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements which would render any amount stated in the financial statements misleading.

FOR AND ON BEHALF OF THE BOARD

/s/ Ho Chiu Ming

CHAIRMAN/SECRETARY
DATE : 30 JUN 2003
MICHAEL YAM & CO.

MICHAEL YAM & COMPANY

23RD FLOOR, CHEKIANG FIRST BANK BUILDING 58-63, GLOUCESTER ROAD, WANCHAI, HONG KONG TEL.: (852) 2529 9301 FAX: (852) 2529 7920 E-MAIL: mychk@myc.com.hk
AUDITORS’ REPORT TO THE SHAREHOLDERS OF
ARBOR TOYS COMPANY LIMITED
(Incorporated in Hong Kong with limited liability)
We have audited the financial statements on pages 7 to 16 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.
Respective responsibilities of directors and auditors
The Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view, it is fundamental that appropriate accounting policies are selected and applied consistently.
It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.
Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company’s circumstances, consistently applied and adequately disclosed.
We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

MICHAEL YAM & COMPANY

23RD FLOOR, CHEKIANG FIRST BANK BUILDING 58-63 GLOUCESTER ROAD, WANCHAI, HONG KONG TEL.: (852) 2529 9301 FAX: (852) 2529 7920 E-MAIL: mychk@myc.com.hk
AUDITORS’ REPORT TO THE SHAREHOLDERS OF
ARBOR TOYS COMPANY LIMITED
(Incorporated in Hong Kong with limited liability)
(CONTINUED)
Opinion
In our opinion, the financial statements give a true and fair view of the state of the Company’s affairs as at December 31, 2002 and of its profit and cash flows for the year then ended and have been properly prepared in accordance with the Companies Ordinance.

MICHAEL YAM & COMPANY

/s/ Michael Yam & Company
CERTIFIED PUBLIC ACCOUNTANTS
HONG KONG: 30 JUN 2003

ARBOR TOYS COMPANY LIMITED
BALANCE SHEET AS AT DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

12/31/2001
	CURRENT ASSETS

$36,610,576	Cash	$63,052,640
31,200,000	Time deposits	-0-
14,046,551	Bills receivable	33,838,466
8,742,749	Accounts receivable	9,984,072
6,021,121	Prepayments, rental and utility deposits	5,242,044
3,000,000	Trade deposits	230,989
10,079	Inventories	-0-

99,631,076			$112,348,211

706,490	FIXED ASSETS (Note 6)		1,855,829

$100,337,566			$114,204,040

	CURRENT LIABILITIES

$37,119,661	Accounts payable and accrued charges	$79,257,997
28,988,250	Dividend payable	-0-
4,440,000	Provision for taxation	5,335,000

70,547,911			$84,592,997

	SHAREHOLDERS’ EQUITY

1,000,000	Share capital (Note 7)	1,000,000
28,789,655	Retained profits	28,611,043

29,789,655			29,611,043

	THE FINANCIAL STATEMENTS ON PAGES 7 TO 16 WERE APPROVED AND AUTHORISED FOR ISSUE BY THE BOARD OF DIRECTORS ON 30 JUN 2003

	/s/ Marvin Greenberg /s/ Ho Chiu Ming

	DIRECTOR DIRECTOR

$100,337,566			$114,204,040

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
PROFIT AND LOSS STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

01/01/2001
to
12/31/2001
$504,594,262	TURNOVER (Note 2)	$661,475,210
2,023,553	OTHER REVENUE	3,486,715
(4,078,227)	CHANGES IN INVENTORIES	(10,079)
(359,436,166)	PURCHASES AND DIRECT COSTS	(475,406,385)
(102,876,312)	SELLING EXPENSES	(142,949,384)
(7,719,866)	STAFF COSTS	(8,784,421)
(334,190)	DEPRECIATION AND AMORTISATION	(521,132)
(2,468,691)	OTHER OPERATING EXPENSES	(3,438,957)

29,704,363	PROFIT BEFORE TAXATION (Note 3)	33,851,567
(4,438,775)	TAXATION (Note 5)	(5,330,179)

$25,265,588	PROFIT AFTER TAXATION	$28,521,388

$-0-	INTERIM DIVIDEND	$28,700,000

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

	SHARE	RETAINED
	CAPITAL	PROFITS	TOTAL
AT JANUARY 1, 2001	$1,000,000	$49,724,067	$50,724,067
FINAL DIVIDEND PAID	-0-	(46,200,000)	(46,200,000)
PROFIT FOR THE YEAR	-0-	25,265,588	25,265,588

AT DECEMBER 31, 2001	$1,000,000	$28,789,655	$29,789,655

AT JANUARY 1, 2002	$1,000,000	$28,789,655	$29,789,655
PROFIT FOR THE YEAR	-0-	28,521,388	28,521,388
INTERIM DIVIDEND PAID	-0-	(28,700,000)	(28,700,000)

AT DECEMBER 31, 2002	$1,000,000	$28,611,043	$29,611,043

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
1.	PRINCIPAL ACCOUNTING POLICIES
(a)	Basis of Accounting

The financial statements on pages 7 to 16 are prepared in accordance with and comply with all applicable Statements of Standard Accounting Practice (“SSAP”) and Interpretations issued by the Hong Kong Society of Accountants which does not differ significantly from accounting principles generally accepted in the United States of America (“US GAAP”) except that certain disclosures as required under US GAAP have not been included in these financial statements. The financial statements are prepared under the historical cost convention.

(b)	Fixed Assets

Fixed assets, comprising furniture and fixtures, office machinery and equipment and leasehold improvements, are stated at cost less accumulated deprecation.

Depreciation is provided to write off the cost of depreciable assets over their estimated useful lives on a straight line basis at the following annual rates :-

Furniture and fixtures	10%
Office machinery and equipment	20%
Leasehold improvements	Over the term of lease
(c)	Translation of Foreign Currencies

Monetary assets and liabilities denominated in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the dates of the transactions.

All exchange differences arising from the above are included in the profit and loss statement.
(d)	Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is determined on actual basis.
(e)	Deferred Taxation

Deferred taxation is provided, using the liability method, on all significant timing differences to the extent that it is probable that the liability will crystallise in the foreseeable future.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
(CONTINUED)
1.	PRINCIPAL ACCOUNTING POLICIES (CONT’D)
(f)	Cash and Cash Equivalents

For the purposes of the cash flow statement, cash and cash equivalents comprise cash on hand, deposit held at call with banks, cash investments with a maturity of three months or less from the date of investment and bank overdrafts.

(g)	Retirement Benefits

The Company operates a defined contribution Mandatory Provident Fund retirement benefit scheme (“the Scheme”) under the Mandatory Provident Fund Schemes Ordinance, for all its employees. The Scheme was effective from December 1, 2000. Contributions to the Scheme are based on a percentage of the employees’ basic salaries and are recognised as an expense in the profit and loss statement.

(h)	Operating Leases

Payments under operating leases are charged to the profit and loss statement on a straight line basis over the period of the respective leases.

(i)	Revenue Recognition

Sales are recognised as revenue when the risks and rewards of ownership of the goods have passed to customers. Bank interest earned is recognised on an accrual basis.
2.	TURNOVER

Turnover represents gross sales less returns.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
(CONTINUED)
3.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at

	2002	2001
after charging :-

Auditors’ remuneration	$52,000	$52,000
Depreciation	521,132	334,190
Fixed assets written off	40,478	17,621
Rental payable on land and buildings under operating leases	1,670,385	926,040
Retirement benefit costs	300,431	266,264

and crediting :-

Bank interest earned	$492,384	$1,665,138
Exchange gain	37,720	114,021

4.	DIRECTORS’ EMOLUMENTS

The aggregate amounts of the Directors’ emoluments disclosed pursuant to Section 161 of the Companies Ordinance are as follows :-

	2002	2001
As director	$-0-	$-0-
As executive	1,287,000	1,259,800

	$1,287,000	$1,259,800

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
(CONTINUED)
5.	TAXATION

	2002	2001
Hong Kong profits tax
Provision for the year	$5,335,000	$4,440,000
Over-provision in prior year	(4,821)	(1,225)

	$5,330,179	$4,438,775

Provision for Hong Kong profits tax has been calculated by applying the statutory rate of taxation of 16% (2001 — 16%) to the estimated assessable profits of the Company which were derived from Hong Kong during the reporting year.
No deferred taxation is recorded in the financial statements as there is no material timing difference.
6.	FIXED ASSETS

		Office
	Furniture	Machinery	Leasehold
	and Fixtures	and Equipment	Improvements	Total
Cost

At January 1, 2002	$242,176	$1,090,311	$1,181,990	$2,514,477
Additions during the year	161,970	326,431	1,222,548	1,710,949
Disposals during the year	(5.515)	(64,838)	(1,206,845)	(1,277,198)

At December 31, 2002	398,631	1,351,904	1,197,693	2,948,228

Accumulated Depreciation

At January 1, 2002	170,868	481,008	1,156,111	1,807,987
Charge for the year	28,543	240,437	252,152	521,132
Written back on disposals	(5,513)	(55,830)	(1,175,377)	(1,236,720)

At December 31, 2002	193,898	665,615	232,886	1,092,399

Net Book Value

At December 31, 2002	$204,733	$686,289	$964,807	$1,855,829

At December 31, 2001	$71,308	$609,303	$25,879	$706,490

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
(CONTINUED)
7.	SHARE CAPITAL

	2002	2001
Authorised capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

Issued and fully paid capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

8.	COMMITMENTS UNDER OPERATING LEASES

At December 31, 2002, the Company had future aggregate minimum lease payments on land and buildings under non-cancellable leases as follows :-

	2002	2001
Not later than one year	$1,744,025	$1,432,080
Later than one year and not later than five years	2,682,585	596,700

	$4,426,610	$2,028,780

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2002
(CONTINUED)
9.	RECONCILIATION OF PROFIT BEFORE TAXATION TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2002	2001
Profit before taxation	$33,851,567	$29,704,363

Adjustments for :-

Bank interest earned	(492,384)	(1,665,138)
Depreciation	521,132	334,190
Fixed assets written off	40,478	17,621

Operating profit before working capital changes	33,920,793	28,391,036

Change in bills receivable	(19,791,915)	(592,693)
Change in accounts receivable	(1,241,323)	(2,608,267)
Change in prepayments, rental and utility deposits	(339,519)	88,068
Change in trade deposits	2,769,011	(3,000,000)
Change in inventories	10,079	4,078,227
Change in accounts payable and accrued charges	42,138,336	(17,290,125)

Cash generated from operations	57,465,462	9,066,246

Hong Kong profits tax paid	(3,316,583)	(8,206,136)

Net cash inflow from operating activities	$54,148,879	$860,110

10.	COMPARATIVE FIGURES

Certain comparative figures have been re-classified to conform with the current year’s presentation. This had no effect on the profit reported in the 2001 profit and loss statement.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

	2002		2001
NET CASH INFLOW FROM OPERATING ACTIVITIES (Note 9)		$54,148,879		$860,110

INVESTMENTS ACTIVITIES
Purchase of fixed assets	$(1,710,949)		$(631,330)
Bank interest earned	492,384		1,665,138

NET CASH (OUTFLOW)/INFLOW FROM INVESTING ACTIVITIES		(1,218,565)		1,033,808

NET CASH INFLOW BEFORE FINANCING		52,930,314		1,893,918

FINANCING ACTIVITIES
Final dividend paid	(28,988,250)		(17,211,750)
Interim dividend paid	(28,700,000)		-0-

NET CASH OUTFLOW FROM FINANCING		(57,688,250)		(17,211,750)

DECREASE IN CASH AND CASH EQUIVALENTS		(4,757,936)		(15,317,832)

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR		67,810,576		83,128,408

CASH AND CASH EQUIVALENTS AT END OF THE YEAR		$63,052,640		$67,810,576

ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS
Cash at bank and in hand		$63,052,640		$36,610,576
Time deposits		-0-		31,200,000

		$63,052,640		$67,810,576

MICHAEL YAM & CO.

(FOR MANAGEMENT PURPOSES ONLY)
ARBOR TOYS COMPANY LIMITED
DETAILED PROFIT AND LOSS STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

01/01/2001
to
12/31/2001
$ 504,594,262	SALES		$661,475,210

	LESS : COST OF SALES

4,088,306	Opening inventories	$10,079
348,910,298	Purchases	460,202,725

352,998,604		460,212,804

10,079	Less : Closing inventories	-0-

352,988,525			460,212,804

151,605,737			201,262,406
	LESS : DIRECT COSTS

19,340	Packaging charges	17,099
10,506,528	Transportation	15,186,561

10,525,868			15,203,660

141,079,869	GROSS PROFIT		186,058,746

	ADD : OTHER INCOME

1,665,138	Bank interest earned	492,384
114,021	Exchange gain	37,720
189,727	Miscellaneous income	2,956,611
54,667	Provision for pension funds written back	-0-

2,023,553			3,486,715

143,103,422			189,545,461
	LESS : SELLING EXPENSES

1,518,467	Bank charges	1,622,428
100,003,971	Commission paid	139,878,221
123,874	Customs declaration charges	211,443
1,230,000	Design fees	1,230,000
-0-	Sample charges	7,292

102,876,312			142,949,384

40,227,110			46,596,077
10,522,747	LESS: GENERAL AND ADMINISTRATIVE EXPENSES (Page 18)		12,744,510

$ 29,704,363	PROFIT BEFORE TAXATION		$33,851,567

MICHAEL YAM & CO.

(FOR MANAGEMENT PURPOSES ONLY)
ARBOR TOYS COMPANY LIMITED
GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2002
(Amounts Expressed In Hong Kong Dollars)

01/01/2001
to
12/31/2001
$ 52,000	Auditors’ remuneration	$52,000
51,724	Claims paid	7,370
25,800	Cleaning expenses	27,700
334,190	Depreciation	521,132
1,259,800	Directors’ emoluments	1,263,000
58,253	Electricity	78,604
84,130	Entertainment	116,847
17,621	Fixed assets written off	40,478
92,261	Insurance	114,605
16,500	Legal and professional fees	20,000
157,452	Local travelling	161,003
266,264	Provident funds	300,431
86,508	Miscellaneous expenses	95,390
144,071	Overseas travelling	116,186
-0-	Provision for pension funds	146,678
270,994	Printing and stationery	335,673
1,289,420	Rent and rates	2,129,716
30,613	Repairs and maintenance	41,591
6,193,802	Salaries	7,074,312
91,344	Telecommunication and postage	101,794

$10,522,747		$12,744,510

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
FINANCIAL STATEMENTS
DECEMBER 31, 2004
MICHAEL YAM & COMPANY
 Certified Public Accountants
HONG KONG

ARBOR TOYS COMPANY LIMITED
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
COMPANY INFORMATION
DIRECTORS
Mr. Geoffrey Robert Greenberg
Mr. Ho Chiu Ming
Mr. Ho Wai Kam Jimmy
M. Y. Director No. 1 Limited
SECRETARY
M. Y. Secretaries Limited
23rd Floor
Wing Hang Finance Centre
60 Gloucester Road
Wanchai
HONG KONG
REGISTERED OFFICE
Suite 816
Chinachem Golden Plaza
77 Mody Road
Tsimshatsui East
Kowloon
HONG KONG
COMPANY NUMBER
265154
AUDITORS
Michael Yam & Company
23rd Floor
Wing Hang Finance Centre
60 Gloucester Road
Wanchai
HONG KONG
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
REPORT OF THE DIRECTORS
     The Directors present their annual report and the audited financial statements for the year ended December 31, 2004.
1.	PRINCIPAL ACTIVITY

The Company’s principal activity is trading in toys and related products.

2.	FINANCIAL STATEMENTS

The profit of the Company for the year ended December 31, 2004 and the state of the Company’s affairs at that date are set out in the financial statements on pages 7 to 17.

3.	DIVIDEND AND RESERVE .

The Director recommend the declaration of a final dividend of HK$333 per ordinary share, totalling HK$33,300,000.

The Directors do not recommend the transfer of any amount to reserve for the year ended December 31,2004.

4.	FIXED ASSETS

Movements in fixed assets during the year are set out in note 7 to the financial statements.

5.	DIRECTORS

During the year and up to the date of this report, the following Directors held office :-
Mr. Geoffrey Robert Greenberg
Mr. Ho Chiu Ming
Mr. Ho Wai Kara Jimmy
M. Y. Director No. 1 Limited
In accordance with the Company’s Articles of Association, all the Directors retire from the Board and, being eligible, offer themselves for re-election.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
REPORT OF THE DIRECTORS
(CONTINUED)
6.	DIRECTORS’ INTERESTS IN CONTRACTS

No contracts of significance to which the Company was a party, and in which a Director had a material interest, subsisted at the end of the year or at any time during the year.

7.	DIRECTORS’ RIGHTS TO ACQUIRE SHARES OR DEBENTURES

At no time during the year was the Company a party to any arrangements to enable a Director of the Company to acquire benefits by means of the acquisition of shares in or debentures of the Company or any other body corporate.

8.	AUDITORS

Michael Yam & Company have expressed their willingness to continue as Auditors of the Company.

9.	OTHER MATTERS

At the date of this report, the Directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements which would render any amount stated in the financial statements misleading.

FOR AND ON BEHALF OF THE BOARD

/s/ Ho Chiu Ming
CHAIRMAN/SECRETARY
DATE: 30 JUN 2005
MICHAEL YAM & CO.

MICHAEL YAM & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
23RD FLOOR, WING HANG FINANCE CENTRE
60 GLOUCESTER ROAD, WANCHAI, HONG KONG
TEL: (852) 2529 9301 FAX: (852) 2529 7920 EMAIL: mychk@myc.com.hk
AUDITORS’ REPORT TO THE SHAREHOLDERS OF
ARBOR TOYS COMPANY LIMITED

(Incorporated in Hong Kong with limited liability)
We have audited the financial statements on pages 7 to 17 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.
Respective responsibilities of directors and auditors
The Companies Ordinance requires the directors to prepare financial statements which give a true and fair view. In preparing financial statements which give a true and fair view, it is fundamental that appropriate accounting policies are selected and applied consistently.
It is our responsibility to form an independent opinion, based on our audit, on those financial statements and to report our opinion solely to you, as a body, in accordance with Section 141 of the Companies Ordinance, and for no other purpose. We do not assume responsibility towards or accept liability to any other person for the contents of this report.
Basis of opinion
We conducted our audit in accordance with Statements of Auditing Standards issued by the Hong Kong Institute of Certified Public Accountants. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company’s circumstances, consistently applied and adequately disclosed.
We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements. We believe that our audit provides a reasonable basis for our opinion.

MICHAEL YAM & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS
23RD FLOOR, WING HANG FINANCE CENTRE
60 GLOUCESTER ROAD, WANCHAI, HONG KONG
TEL: (852) 2529 9301 FAX: (852) 2529 7920 EMAIL: mychk@myc.com.hk
AUDITORS’ REPORT TO THE SHAREHOLDERS OF
ARBOR TOYS COMPANY LIMITED
(Incorporated in Hong Kong with limited liability)
(CONTINUED)
Opinion
In our opinion, the financial statements give a true and fair view of the state of the Company’s affairs as at December 31, 2004 and of its profit and cash flows for the year then ended and have been properly prepared in accordance with the Companies Ordinance.

MICHAEL YAM & COMPANY

/s/ Michael Yam & Company

CERTIFIED PUBLIC ACCOUNTANTS
HONG KONG : 30 JUN 2005

ARBOR TOYS COMPANY LIMITED
BALANCE SHEET AS AT DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

12/31/2003

	CURRENT ASSETS

$106,823,615	Cash	$120,644,769
11,275,307	Time deposits	-0-
40,058,322	Bills receivable	43,428,700
15,862,320	Accounts receivable	35,591,175
6,920,049	Prepayments, rental and utility deposits	8,171,302
26,832	Trade deposits	-0-

180,966,445			$207,835,946

1,368,217	FIXED ASSETS (Note 7)		965,387

$182,334,662			$208,801,333

	CURRENT LIABILITIES

$112,518,632	Accounts payable and accrued charges	$124,626,989
7,086,124	Provision for taxation	8,790,052

119,604,756			$133,417,041

	SHAREHOLDERS’ EQUITY

1,000,000	Share capital (Note 8)	1,000,000
33,303,906	Retained profits	41,084,292
28,426,000	Proposed final dividend	33,300,000

62,729,906			75,384,292
	THE FINANCIAL STATEMENTS ON PAGES 7 TO 17 WERE APPROVED AND AUTHORISED FOR ISSUE BY THE BOARD OF DIRECTORS ON 30 JUN 2005

$182,334,662			$208,801,333

MICHAEL YAM & CO.

/s/ Geoffrey Robert Greenberg	/s/ Ho Chiu Ming
DIRECTOR	DIRECTOR

ARBOR TOYS COMPANY LIMITED
PROFIT AND LOSS STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

01/01/2003
to
12/31/2003
$748,476,591	TURNOVER (Note 2)	$994,199,406

298,668	OTHER REVENUE	107,707

(526,001,772)	PURCHASES AND DIRECT COSTS	(703,180,885)

(168,220,674)	SELLING EXPENSES	(224,813,387)

(9,950,722)	STAFF COSTS	(11,367,306)

(708,359)	DEPRECIATION AND AMORTISATION	(784,737)

(3,687,484)	OTHER OPERATING EXPENSES	(4,290,360)

40,206,248	PROFIT BEFORE TAXATION (Note 3)	49,870,438

(7,087,385)	TAXATION (Note 5)	(8,790,052)

$33,118,863	PROFIT AFTER TAXATION	$41,080,386

$28,426,000	DIVIDENDS (Note 6)	$33,300,000

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
STATEMENT OF CHANGES IN EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

	SHARE	RETAINED	PROPOSED
	CAPITAL	PROFITS	DIVIDENDS	TOTAL
AT JANUARY 1, 2003	$1,000,000	$28,611,043	$-0-	$29,611,043

PROFIT FOR THE YEAR	-0-	33,118,863	-0-	33,118,863

2003 FINAL DIVIDEND PROPOSED	-0-	(28,426,000)	28,426,000	-0-

AT DECEMBER 31, 2003	$1,000,000	$33,303,906	$28,426,000	$62,729,906

AT JANUARY 1, 2004	$1,000,000	$33,303,906	$28,426,000	$62,729,906

2003 FINAL DIVIDEND PAID	-0-	-0-	(28,426,000)	(28,426,000)

PROFIT FOR THE YEAR	-0-	41,080,386	-0-	41,080,386

2004 FINAL DIVIDEND PROPOSED	-0-	(33,300,000)	33,300,000	-0-

AT DECEMBER 31, 2004	$1,000,000	$41,084,292	$33,300,000	$75,384,292

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
1.	PRINCIPAL ACCOUNTING POLICIES
(a)	Basis of Accounting

The financial statements on pages 7 to 17 are prepared in accordance with and comply with all applicable Statements of Standard Accounting Practice (“SSAP”) and Interpretations issued by the Hong Kong Institute of Certified Public Accountants which does not differ significantly from accounting principles generally accepted in the United States of America (“US GAAP”) except that certain disclosures as required under US GAAP have not been included in these financial statements. The financial statements are prepared under the historical cost convention.

(b)	Fixed Assets

Fixed assets are stated at cost less accumulated deprecation.

Depreciation is provided to write off the cost of fixed assets over their estimated useful lives on a straight line basis at the following annual rates :-

Furniture and fixtures	10%
Office machinery and equipment	20%
Leasehold improvements	Over the term of lease
(c)	Translation of Foreign Currencies

Monetary assets and liabilities denominated in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the dates of the transactions.

All exchange differences arising from the above are included in the profit and loss statement.

(d)	Cash and Cash Equivalents

For the purposes of the cash flow statement, cash and cash equivalents comprise cash on hand, deposit held at call with banks, cash investments with a maturity of three months or less from the date of investment and bank overdrafts.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
1.	PRINCIPAL ACCOUNTING POLICIES (CONT’D)
(e)	Deferred Taxation

Deferred taxation is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets and liabilities are measured at the tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax assets are recognised to the extent it is probable that future taxable profit will be available against which the temporary differences can be utilised.

(f)	Employee Benefits
(i)	Long Service Payments

The Company’s net obligation in respect of long service payment under the Employment Ordinance is the amount of future benefit that employees have earned in return for their service in the current and prior periods. The obligation is calculated according to the provision of the above Ordinance.

(ii)	Retirement Benefits

The Company operates a defined contribution Mandatory Provident Fund retirement benefit scheme (“the Scheme”) under the Mandatory Provident Fund Schemes Ordinance, for all its employees. Contributions to the Scheme are based on a percentage of the employees’ basic salaries and are recognised as an expense in the profit and loss statement.
(g)	Operating Leases

Payments under operating leases are charged to the profit and loss statement on a straight line basis over the period of the respective leases.

(h)	Revenue Recognition

Sales are recognised as revenue when the risks and rewards of ownership of the goods have passed to customers. Bank interest earned is recognised on an accrual basis.
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
2.	TURNOVER

Turnover represents gross sales less returns.

3.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at

	2004	2003
after charging :-

Auditors’ remuneration	$52,000	$52,000
Depreciation	784,738	708,359
Fixed assets written off	41,053	2,403
Rental payable on land and buildings under operating leases	1,987,565	1,744,025
Retirement benefit costs	337,186	278,230

and crediting :-

Bank interest earned	$51,818	$71,883
Exchange gain	36,874	22,984

4.	DIRECTORS’ EMOLUMENTS

The aggregate amounts of the Directors’ emoluments disclosed pursuant to Section 161 of the Companies Ordinance are as follows :-

	2004	2003
As director	$-0-	$-0-
As executive	1,419,000	1,396,500

	$1,419,000	$1,396,500

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
5.	TAXATION

	2004	2003
Hong Kong profits tax
Provision for current year	$8,790,052	$7,086,124
Under/(Over)-provision in prior year	-0-	1,261

	$8,790,052	$7,087,385

The provision for Hong Kong profits tax has been calculated by applying the statutory rate of taxation of 17.5% (2003 — 17.5%) to the estimated assessable profits of the Company which were derived from Hong Kong during the reporting year.

No provision for deferred taxation has been made in the financial statements as the effect of temporary differences is insignificant.

Reconciliation between taxation expense and accounting profit at applicable taxation rates :-

	2004	2003
Profit before taxation	$49,870,438	$40,206,248

Tax at taxation tax rate of 17.5%	$8,727,326	$7,036,093
Tax effect of expenses that are not deductible in determining taxable profits	155,013	134,768
Tax effect on income that is not assessable in determining taxable profits	(9,068)	(30,974)
Tax effect on allowances claimed	(83,219)	(53,763)
Under-provision in prior years	-0-	1,261

Taxation expense for the year	$8,790,052	$7,087,385

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
6.	DIVIDENDS

	2004	2003
Proposed final dividend of HK$333.00 (2003 – HK$284.26) per ordinary share	$33,300,000	$28,426,000

7.	FIXED ASSETS

		Office
	Furniture	Machinery	Leasehold
	and Fixtures	and Equipment	Improvements	Total
Cost

At January 1, 2004	$400,831	$1,474,031	$1,236,076	$3,110,938
Additions during the year	26,358	367,545	29,058	422,961
Disposals during the year	(5,310)	(250,171)	-0-	(255,481)

At December 31, 2004	421,879	1,591,405	1,265,134	3,278,418

Accumulated Depreciation

At January 1, 2004	222,659	872,974	647,088	1,742,721
Charge for the year	30,576	321,455	432,707	784,738
Written back on disposals	(5,309)	(209,119)	-0-	(214,428)

At December 31, 2004	247,926	985,310	1,079,795	2,313,031

Net Book Value

At December 31, 2004	$173,953	$606,095	$185,339	$965,387

At December 31, 2003	$178,172	$601,057	$588,988	$1,368,217

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
8.	SHARE CAPITAL

	2004	2003
Authorised capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

Issued and fully paid capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

9.	COMMITMENTS UNDER OPERATING LEASES

At December 31, 2004, the Company had future aggregate minimum lease payments on land and buildings under non-cancellable leases as follows :-

	2004	2003
Not later than one year	$695,020	$1,987,565
Later than one year and not later than five years	- 0 -	695,020

	$695,020	$2,682,585

10.	MATERIAL COMMITMENTS

At December 31, 2004, the Company had committed to purchase merchandise for an amount of approximately $244,969 (2003 — nil).
MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — DECEMBER 31, 2004
(CONTINUED)
11.	RECONCILIATION OF PROFIT BEFORE TAXATION TO NET CASH INFLOW FROM OPERATING ACTIVITIES

	2004	2003
Profit before taxation	$49,870,438	$40,206,248

Adjustments for :-

Bank interest earned	(51,818)	(71,883)
Depreciation	784,738	708,359
Fixed assets written off	41,053	2,403

Operating profit before working capital changes	50,644,411	40,845,127

Change in bills receivable	(3,370,378)	(6,219,856)
Change in accounts receivable	(19,728,855)	(5,878,248)
Change in prepayments, rental and utility deposits	(1,665)	(276,648)
Change in trade deposits	26,832	204,157
Change in accounts payable and accrued charges	12,108,357	33,260,635

Cash generated from operations	39,678,702	61,935,167

Hong Kong profits tax paid	(8,335,712)	(6,737,618)

Net cash inflow from operating activities	$31,342,990	$55,197,549

MICHAEL YAM & CO.

ARBOR TOYS COMPANY LIMITED
CASH FLOW STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

	2004	2003
NET CASH INFLOW FROM OPERATING ACTIVITIES (Note 11)	$31,342,990	$55,197,549

INVESTMENTS ACTIVITIES
purchase of fixed assets	$(422,961)	$(226,950)
Sales proceeds of fixed assets	- 0 -	3,800
Bank interest earned	51,818	71,883

NET CASH OUTFLOW FROM INVESTING ACTIVITIES	(371,143)	(151,267)

NET CASH INFLOW BEFORE FINANCING	30,971,847	55,046,282

FINANCING ACTIVITIES
Final dividend paid	(28,426,000)	- 0 -

NET CASH OUTFLOW FROM FINANCING	(28,426,000)	- 0 -

INCREASE IN CASH AND CASH EQUIVALENTS	2,545,847	55,046,282

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	118,098,922	63,052,640

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	$120,644,769	$118,098,922

ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS
Cash at bank and in hand	$120,644,769	$106,823,615
Time deposits	- 0 -	11,275,307

	$120,644,769	$118,098,922

MICHAEL YAM & CO.

(FOR MANAGEMENT PURPOSES ONLY)
ARBOR TOYS COMPANY LIMITED
DETAILED PROFIT AND LOSS STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

01/01/2003
to
12/31/2003
$748,476,591	SALES		$994,199,406

	LESS : COST OF SALES

510,079,989	Purchases		684,312,480

238,396,602			309,886,926

	LESS : DIRECT COSTS

12,994	Packaging charges	$14,479
15,908,789	Transportation	18,853,926

15,921,783			18,868,405

222,474,819	GROSS PROFIT		291,018,521

	ADD : OTHER INCOME

71, 883	Bank interest earned	51,818
22,984	Exchange gain	36,874
98,690	Miscellaneous income	19,015
105,111	Provision for pension funds written back	- 0 -

298,668			107,707

222,773,487			291,126,228

	LESS : SELLING EXPENSES

1,653,804	Bank charges	2,654, 892
165,155,690	Commission paid	220,702,290
181,180	Customs declaration charges	226,205
1,230,000	Design fees	1,230,000

168,220,674			224,813,387

54,552,813			66,312,841
	LESS : GENERAL AND ADMINISTRATIVE
14,346,565	EXPENSES (Page 19)		16,442,403

$ 40,206,248	PROFIT BEFORE TAXATION		$49,870,438

MICHAEL YAM & CO.

(FOR MANAGEMENT PURPOSES ONLY)
ARBOR TOYS COMPANY LIMITED
GENERAL AND ADMINISTRATIVE EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2004
(Amounts Expressed In Hong Kong Dollars)

01/01/2003
to
12/31/2003
$ 52,000	Auditors’ remuneration	$52,000
5,625	Claims paid	3,918
30,300	Cleaning expenses	31,200
708,359	Depreciation	784,738
1,372,500	Directors’ emoluments	1,395,000
107,832	Electricity	118,688
40,369	Entertainment	116,765
2,403	Fixed assets written off	41,053
145,138	Insurance	134,584
19,433	Legal and professional fees	14,500
187,499	Local travelling	219,322
128,126	Miscellaneous expenses	123,632
109,109	Overseas travelling	90,017
455,710	Printing and stationery	654,286
278,230	Provident funds	377,186
- 0 -	Provision for pension funds	60,000
2,237,035	Rent and rates	2,515,275
64,823	Repairs and maintenance	68,849
8,299,992	Salaries	9,535,120
102,082	Telecommunication and postage	106,270

$ 14,346,565		$16,442,403

MICHAEL YAM & CO.

CREATIVE DESIGNS INTERNATIONAL, LTD.
SEPTEMBER 30, 2005
(Unaudited)
CONTENTS

Page
Financial statements:

Balance sheets	1

Statements of income	2

Statements of retained earnings	3

Statements of cash flows	4-5

Notes to financial statements	6-9

Supplementary information:

Schedules of general and administrative expenses	10

CREATIVE DESIGNS INTERNATIONAL, LTD.
BALANCE SHEETS
SEPTEMBER 30, 2005 AND 2004
ASSETS

	2005 (Unaudited)	2004 (Unaudited)
Current assets
Cash	$4,196,327	$1,526,042
Accounts receivable — trade	10,527,086	12,038,230
Accounts receivable — affiliate	34,546,940	18,724,890
Miscellaneous receivable	1,258	283,081
Due from affiliates	6,404	—
Inventory	5,532,816	4,695,841
Prepaid expenses	123,555	38,140

Total current assets	54,934,386	37,306,224

Property and equipment, net of accumulated depreciation	2,386,194	2,258,629

Total assets	$57,320,580	$39,564,853

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2005	2004
Current liabilities
Loans payable — officers	$5,543,000	$2,500,000
Accounts payable — trade	680,341	173,703
Accounts payable — affiliate	16,451,923	12,190,640
Rebates payable	948,755	1,147,500
Accrued royalties	6,087,413	3,625,953
Accrued commissions	1,477,856	1,294,711
Accrued state and local taxes	1,052,203	109,476
Advertising advances	1,171,519	—

Total current liabilities	33,413,010	21,041,983

Stockholders’ equity
Common stock — no par value; 200 shares authorized, issued and outstanding	2,000	2,000
Retained earnings	23,905,570	18,520,870

Total stockholders’ equity	23,907,570	18,522,870

Total liabilities and stockholders’ equity	$57,320,580	$39,564,853

See accompanying notes to financial statements.

1

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005 (Unaudited)	2004 (Unaudited)
Revenues
Commission income	$32,426,886	$20,276,949
Sales	18,636,966	16,591,845
Design fee	123,000	123,000

	51,186,852	36,991,794

Direct costs
Cost of sales	14,966,397	10,902,119
Direct selling costs	12,100,166	7,776,546
Product development costs	895,482	619,168

	27,962,045	19,297,833

Gross profit	23,224,807	17,693,961

General and administrative expenses	3,677,413	2,319,810

Income before other income and expenses	19,547,394	15,374,151

Other income and expenses
Interest income	96,497	34,260
Depreciation	(652,177)	(394,422)

	(555,680)	(360,162)

Net income	$18,991,714	$15,013,989

See accompanying notes to financial statements.

2

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF RETAINED EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005 (Unaudited)	2004 (Unaudited)
Balance, January 1	$25,009,466	$20,506,881

Net income	18,991,714	15,013,989

	44,001,180	35,520,870

Less distributions	20,095,610	17,000,000

Balance, September 30	$23,905,570	$18,520,870

See accompanying notes to financial statements.

3

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005 (Unaudited)	2004 (Unaudited)
Cash flows from operating activities
Net income	$18,991,714	$15,013,989

Adjustment to reconcile net income to net cash provided by operating activities
Depreciation	652,177	394,422

(Increase) decrease in assets
Accounts receivable — trade	(4,507,823)	(3,730,691)
Accounts receivable — affiliate	(6,928,119)	(6,057,119)
Miscellaneous receivable	21,833	515,865
Inventory	(2,455,749)	(3,670,321)
Prepaid expenses	(29,032)	59,414

Increase (decrease) in liabilities
Accounts payable — trade	361,176	(94,319)
Accounts payable — affiliate	1,420,456	11,969,928
Rebates payable	(1,128,086)	70,121
Accrued royalties	2,815,406	2,252,018
Accrued commissions	993,839	400,575
Accrued state and local taxes	892,428	(205,010)
Advertising advances	1,171,519	—

Net cash provided by operating activities	12,271,739	16,918,872

Cash flows from investing activities
Acquisition of property and equipment	(1,097,738)	(1,064,467)

See accompanying notes to financial statements.

4

CREATIVE DESIGNS INTERNATIONAL, LTD.
STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004

	2005 (Unaudited)	2004 (Unaudited)
Cash flows from financing activities
Net advances and repayments of loans payable — officers	$5,543,000	$500,000
Distributions paid	(20,095,610)	(17,000,000)

Net cash used by financing activities	(14,552,610)	(16,500,000)

Net decrease in cash	(3,378,609)	(645,595)

Cash, January 1	7,574,936	2,171,637

Cash, September 30	$4,196,327	$1,526,042

See accompanying notes to financial statements.

5

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
1.	Summary of Significant Accounting Policies
This summary of significant accounting policies of Creative Designs International, Ltd. (“the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and accompanying notes are representations of the Company’s management, who are also responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.
Business Activity and Concentration of Credit Risk
The Company is engaged in the development and marketing of toys and related products internationally and the sale of those products to specific customers in the United States.
The Company maintains its checking accounts with one bank. Cash balances with the bank in excess of $100,000 exceed the insurable limits as allowed by FDIC. Total cash balances with the bank at September 30, 2005 exceeded the insurable limits by $4,388,483.
The Company had a significant customer which represented 74% and 93% of the total sales for the nine months ended September 30, 2005 and 2004. Receivables from this customer represented 72% and 92% of the accounts receivable — trade balance at September 30, 2005 and 2004.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
Accounts Receivable — Trade
Accounts receivable — trade is recorded at the amount the Company expects to collect on balances outstanding at the balance sheet date. Management closely monitors outstanding balances and writes off, as of the balance sheet date, all balances that they anticipate they will not collect as of the time the financial statements are issued.
There were no bad debts charged to operations for the periods ended September 30, 2005 and 2004.
Inventory
Inventory, consisting of finished goods, is valued at the lower of cost (first-in, first-out basis) or market.

6

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
1.	Summary of Significant Accounting Policies
Depreciation
Depreciation is provided under the straight-line and accelerated methods over the estimated useful lives of the related assets.
Maintenance and repairs are expensed as incurred. Additions, betterments, and renewals, unless of minor amounts, are capitalized and depreciated. When property and equipment are sold or otherwise disposed of, the cost and related accumulated depreciation accounts are relieved, and the resulting gain or loss is included in operations.
Shipping and Handling Costs
The Company’s policy is to reflect shipping and handling costs associated with the sale of inventory as a component of cost of goods sold.
Advertising Expense
The Company’s policy is to expense advertising costs as they are incurred. Advertising expenses charged to operations for the nine months ended September 30, 2005 and 2004 were $78,380 and $15,516, respectively.
Income Taxes
The Company, an S corporation, is not a taxpaying entity for federal and state income tax purposes, and thus, no income tax expense has been recorded in the financial statements. Income from the Company is taxed to the stockholders on their individual tax returns. The Company still pays capital stock and gross receipts taxes to various municipalities.
2.	Property and Equipment
A            summary of property and equipment at September 30, 2005 and 2004 is as follows:

	2005	2004

Molds	$3,344,410	$2,395,007
Leasehold improvements	308,186	308,186
Furniture and fixtures	165,826	142,113
Computer equipment	233,247	233,247
Transportation equipment	532,393	643,323

	4,584,062	3,721,876

Less accumulated depreciation	2,197,868	1,463,247

	$2,386,194	$2,258,629

7

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
2.	Property and Equipment (Cont’d.)
Depreciation expense charged to operations for the nine months ended September 30, 2005 and 2004 was $652,177 and $394,422, respectively.
3.	Loans Payable — Officers
The Company had loans payable to officers of $5,543,000 and $2,500,000 at September 30, 2005 and 2004, respectively. The loans do not bear interest and are expected to be repaid within the year.
4.	Advertising Advances
The Company received an advance from a customer to produce a commercial for the Christmas retail season. The costs were not expended as of September 30, 2005. In addition, the Company received a reimbursement from a licensor for goods to be used in a promotion at a customer’s retail location. The goods had not been acquired as of September 30, 2005.
The total amount of advertising advances was $1,171,519 at September 30, 2005.
5.	Royalties
The Company has entered into various license agreements whereby the Company may use certain characters and properties in conjunction with its products. Such license agreements call for royalties to be paid at 6% to 15% of net sales with minimum guarantees and advance payments. The agreements expire at various intervals through December 31, 2007. Royalties expense was $9,591,332 and $5,775,428 for the nine months ended September 30, 2005 and 2004, respectively, and is included in direct selling costs. Accrued royalties were $6,087,413 and $3,625,953 as of September 30, 2005 and 2004, respectively.
6.	Related Party Transactions
The Company conducts its primary business operations in a facility leased from its stockholders under a lease which expires in 2010. The rental expense for this property was $53,100 for both nine month periods ended September 30, 2005 and 2004.
The following is a schedule of future minimum lease payments as of September 30, 2005:

Year ending September 30, 2006	$79,170
2007	85,038
2008	89,268
2009	93,680
2010	98,413

$445,569

8

CREATIVE DESIGNS INTERNATIONAL, LTD.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)
6.	Related Party Transactions (Cont’d.)
The Company’s affiliate, Arbor Toys, Ltd. (Arbor), is a Hong Kong based company. Significant related party transactions with Arbor are as follows:
The Company receives a commission from Arbor on all Arbor sales for its marketing and licensing arrangements with customers. In addition, it receives various overrides on products sold. The total amount is recorded as commission income and was $32,426,886 and $20,276,949 for the nine months ended September 30, 2005 and 2004, respectively.
The Company receives design fees for the development of product lines from Arbor. Total fees received were $123,000 each for the nine months ended September 30, 2005 and 2004.
The Company purchases all of its toys from Arbor. Total purchases for the nine months ended September 30, 2005 and 2004 were $16,451,923 and $14,962,571, respectively.
The Company leases showroom space at an industry toy exhibit under a noncancelable operating lease expiring in April 2010. Future minimum rental payments under operating leases (excluding operating expenses) are as follows:

Year ending September 30, 2006	$33,150
2007	33,150
2008	33,150
2009	33,150
2010	19,326

$151,926

The total rent expense for all operating leases was $87,916 and $90,694 for the nine months ended September 30, 2005 and 2004, respectively.

9

SUPPLEMENTARY INFORMATION

CREATIVE DESIGNS INTERNATIONAL, LTD.
SCHEDULES OF GENERAL AND ADMINISTRATIVE EXPENSES
NINE MONTHS ENDED SEPTEMBER 30, 2005

	2005 Unaudited	2004 Unaudited
Advertising	$78,380	$15,516
Auto expense	13,478	17,707
Computer expenses	65,361	47,324
Contributions	1,000	4,384
Dues and subscriptions	8,665	15,722
Employee benefits	102,004	93,837
Equipment rental	—	8,866
Gifts	5,216	39,200
Insurance	122,530	108,939
Meals and entertainment	35,477	28,676
Miscellaneous	42,357	22,075
Professional fees	53,120	72,894
Office expense	73,887	42,106
Payroll	1,180,259	882,131
Payroll taxes	87,292	75,260
Postage	3,500	2,519
Rent	87,916	90,694
Repairs and maintenance	7,223	6,797
Storage	2,771	2,718
Taxes — other	1,505,590	477,080
Telephone	26,613	20,905
Travel	149,968	219,732
Utilities	24,806	24,728

	$3,677,413	$2,319,810

10

ARBOR TOYS COMPANY LIMITED
Contents

Page

Balance Sheet (Unaudited)	1

Profit and Loss Statement (Unaudited)	2

Notes to the Financial Statements (Unaudited)	3-11

ARBOR TOYS COMPANY LIMITED
Balance Sheet as at September 30, 2005
(Amounts Expressed in Hong Kong Dollars)

9/30/04 (Unaudited)		9/30/05 (Unaudited)

	FIXED ASSETS

$425,359	Furniture & Fixture	$465,611
245,424	Less: Provision for Depreciation	273,257

179,935		192,354
1,690,935	Office Equipment	2,135,332
1,078,650	Less: Provision for Depreciation	1,247,092

612,285		888,240
1,265,134	Leasehold Improvement	1,330,133
968,591	Less: Provision for Depreciation	1,303,815

296,543		26,318

1,088,763		1,106,912
	CURRENT ASSETS

10,000	Cash in Hand	10,000
8,483,999	Hong Kong Bank – HKD C/A	1,997,920
7,955,727	Hong Kong Bank – HKD Savings	7,969,873
21,583,240	Hong Kong Bank – USD Savings	37,646,660
599,875	Hong Kong Bank – USD Statement Savings	1,090,200
32,550,769	Hong Kong Bank – Call Deposits	52,040,654
—	Fixed Deposits	20,000,000
245,035,287	Trade Debtors	358,514,326
18,988	Accounts Receivable – Others	(3,912)
143,034	Advance to Supplier	300,441
366,399	Prepayment	7,644,975
681,595	Rental & Utility Deposits	695,140

317,428,913		487,906,277
	LESS: CURRENT LIABILITIES

92,814,433	Trade Creditors	118,308,698
2,097,186	Accounts Payable – Others	3,428,144
1,077,908	Advance from Customers	1,001,990
145,117,901	Commission Payable	267,738,790
—	Dividend Payable	—
41,250	Provision for Audit Fees	41,250
1,085,326	Provision for Staff Bonus	1,709,176
871,900	Provision for Pension	931,900
8,229,931	Provision for Taxation	16,552,716

251,335,835		409,712,664
66,093,078	NET CURRENT ASSETS / (LIABILITIES)	78,193,613

67,181,841	TOTAL NET ASSETS	$79,300,525

	FINANCED BY:
	SHARE CAPITAL

	Authorized Capital 100,000 shares of HKD10.00 each HKD1,000,000,00

$1,000,000	Issued and fully paid capital 100,000 shares of HKD10.00 each	$1,000,000
33,303,906	Retained Profit / (Loss)	41,084,292
32,877,935	Current Year Profit / (Loss)	37,216,233

$67,181,841	SHAREHOLDERS’ EQUITY	$79,300,525

ARBOR TOYS COMPANY LIMITED
Profit & Loss Statement
For the Nine Months ended September 30, 2005
(Amounts Expressed in Hong Kong Dollars)

01/01/04 to		01/01/05 to
9/30/04 (Unaudited)		9/30/05 (Unaudited)

$723,718,946	Gross Sales	$922,648,525
157,146,354	Less: Commission	251,308,372

566,572,592	Net Sales	671,340,153
512,051,255	Cost of Goods Sold	608,416,843

54,521,337	Gross Profit	62,923,310

	Add: Other Income

15,600	Interest income	665,815
23,510	Exchange Difference	46,921

39,110		712,736

54,560,447	Operation Income /(Loss)	63,636,046

	Operating Expenses
2,668,626	Selling Expenses	4,629,559
12,033,543	General & Administrative Expenses	14,027,590

14,702,169		18,657,149

39,858,278	Profit/(Loss ) from Operation	44,978,897
6,980,343	Taxation	7,762,664

32,877,935	Profit After Taxation	37,216,233

33,303,906	Retained Profit/(Loss) Brought Forward	41,084,292

66,181,841		78,300,525

	Appropriation

—	Interim Dividend	—
—	Final Dividend	—

$66,181,841	Retained Profits/(Loss) Carried Forward	$78,300,525

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
1.	PRINCIPAL ACCOUNTING POLICIES
(a)	Basis of Accounting

The financial statements have been prepared in accordance with generally accepted accounting principles in Hong Kong and with accounting standards issued by the Hong Kong Society of Accountants.

(b)	Fixed Assets

Fixed assets are stated at cost less accumulated deprecation.

Depreciation is provided to write off the cost of fixed assets over their estimated useful lives on a straight line basis at the following annual rates :-

Furniture and fixtures	10%
Office machinery and equipment	20%
Leasehold improvements	Over the term of lease
(c)	Translation of Foreign Currencies

Monetary assets and liabilities denominated in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the balance sheet date.

Transactions in foreign currencies are translated into Hong Kong Dollars at the rates of exchange ruling at the dates of the transactions.

All exchange differences arising from the above are included in the profit and loss statement.

(d)	Cash and Cash Equivalents

For the purposes of the cash flow statement, cash and cash equivalents comprise cash on hand, deposit held at call with banks, cash investments with a maturity of three months or less from the date of investment and bank overdrafts.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
(CONTINUED)
1.	PRINCIPAL ACCOUNTING POLICIES (CONT’D)
(e)	Deferred Taxation

Deferred taxation is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Deferred tax assets and liabilities are measured at the tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax assets are recognised to the extent it is probable that future taxable profit will be available against which the temporary differences can be utilised.

(f)	Employee Benefits
(i)	Long Service Payments

The Company’s net obligation in respect of long service payment under the Employment Ordinance is the amount of future benefit that employees have earned in return for their service in the current and prior periods. The obligation is calculated according to the provision of the above Ordinance.

(ii)	Retirement Benefits

The Company operates a defined contribution Mandatory Provident Fund retirement benefit scheme (“the Scheme”) under the Mandatory Provident Fund Schemes Ordinance, for all its employees. Contributions to the Scheme are based on a percentage of the employees’ basic salaries and are recognised as an expense in the profit and loss statement.
(g)	Operating Leases

Payments under operating leases are charged to the profit and loss statement on a straight line basis over the period of the respective leases.

(h)	Revenue Recognition

Sales are recognised as revenue when the risks and rewards of ownership of the goods have passed to customers. Bank interest earned is recognised on an accrual basis.

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
(CONTINUED)
2.	PROFIT BEFORE TAXATION

Profit before taxation is arrived at

	2005	2004
after charging :-

Auditors’ remuneration	$39,000	$39,000
Depreciation	514,416	574,964
Fixed assets written off	1	12,510
Rental payable on land and buildings under operating leases	1,076,160	1,466,300
Retirement benefit costs	352,442	278,914

and crediting :-

Bank interest earned	$665,815	$15,600
Exchange gain	46,921	23,510

3.	DIRECTORS’ EMOLUMENTS

The aggregate amounts of the Directors’ emoluments disclosed pursuant to Section 161 of the Companies Ordinance are as follows :-

	2005	2004
As director	$—	$—
As executive	794,500	771,000

	$794,500	$771,000

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
(CONTINUED)
4.	TAXATION

	2005	2004
Hong Kong profits tax
Provision for current year	$7,737,816	$7,015,940

The provision for Hong Kong profits tax has been calculated by applying the statutory rate of taxation of 17.5% to the estimated assessable profits of the Company which were derived from Hong Kong during the reporting period.

No provision for deferred taxation has been made in the financial statements as the effect of temporary differences is insignificant.

Reconciliation between taxation expense and accounting profit at applicable taxation rates :-

	2005	2004
Profit before taxation	$44,978,896	$39,858,278

Tax at taxation tax rate of 17.5%	$7,871,307	$6,975,198
Tax effect of expenses that are not deductible in determining taxable profits	97,898	110,683
Tax effect on income that is not assessable in determining taxable profits	(116,518)	(2,730)
Tax effect on allowances claimed	(114,871)	(67,211)

Taxation expense for the period	$7,737,816	$7,015,940

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
(CONTINUED)
5.	FIXED ASSETS

	Furniture	Machinery	Leasehold
	and Fixtures	and Equipment	Improvement	Total
Cost

At January 1, 2005	$421,879	$1,591,405	$1,265,134	$3,278,418
Additions during the year	43,732	547,210	64,999	655,941
disposals during the year	—	(3,284)	—	(3,284)

At September 30, 2005	465,611	2,135,331	1,330,133	3,931,075

Accumulated Depreciation

At January 1, 2005	247,926	985,310	1,079,795	2,313,031
Charge for the year	25,330	265,065	224,021	514,416
Written back on disposals	—	(3,283)	—	(3,283)

At September 30, 2005	273,256	1,247,092	1,303,816	2,824,164

Net Book value

At September 30, 2005	$192,355	$888,239	$26,317	$1,106,911

At September 30, 2004	$179,936	$612,285	$296,542	$1,088,763

ARBOR TOYS COMPANY LIMITED
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
(CONTINUED)
6.	SHARE CAPITAL

	2005	2004
Authorised capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

Issued and fully paid capital 100,000 shares of HK$10.00 each	$1,000,000	$1,000,000

7.	COMMITMENTS UNDER OPERATING LEASES

At September 30, 2005, the Company had future aggregate minimum lease payments on land and buildings under non-cancellable leases as follows :-

	2005	2004
Not later than one year	$2,325,070	$1,216,285
Later than one year and not later than five years	1,705,790	—

	$4,030,860	$1,216,285

ARBOR TOYS CO., LTD
NOTES TO FINANCIAL STATEMENTS — SEPTEMBER 30, 2005
(Unaudited)
8.	RECONCILIATION OF PROFIT BEFORE TAXATION TO NEW CASH INFLOW FROM OPERATING ACTIVITIES

	09/30/2005	09/30/2004
	HK$	HK$
Profit before taxation	$44,978,897	$39,858,278

Adjustments for;-

Bank Interest earned	(665,815)	(15,600)
Depreciation	514,416	574,964
Fixed Assets Written off	1	12,510

Operating profit before working capital changes	44,827,499	40,430,152

Change in bills receivable	(118,121,483)	(67,542,704)
Change in accounts receivable	(37,979,637)	(30,161,126)
Change in prepayments, rental and utility deposits	(168,813)	35,519
Change in trade deposits	(300,441)	(116,202)
Change in accounts payable and accrued charges	145,143,539	39,157,470

Cash generated from operations	33,400,664	(18,196,891)

Hong Kong profits tax paid	0	0

Net cash inflow from operating activities	$33,400,664	$(18,196,891)

ARBOR TOYS COMPANY LIMITED
STATEMENT OF CASH FLOW
NINE MONTHS ENDED SEPTEMBER 30, 2005 AND 2004
(AMOUNTS EXPRESSED IN HONG KONG DOLLARS)

	2005 (Unaudited)	2004 (Unaudited)
NET CASH INFLOW FROM OPERATING ACTIVITIES (Notes)	$33,400,664	$(18,196,891)

INVESTMENTS ACTIVITIES
Purchase of fixed assets	(655,942)	(308,020)
Sales proceeds of fixed assets	0	0
Bank interest earned	665,815	15,600

NET CASH OUTFLOW FROM INVESTING ACTIVITIES	9,873	(292,420)

NET CASH INFLOW BEFORE FINANCING	33,410,537	(18,489,311)

FINANCING ACTIVITIES
Final dividend paid	(33,300,000)	(28,426,000)
Interim dividend paid	0	0

NET CASH OUTFLOW FROM FINANCING	(33,300,000)	(28,426,000)

INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	110,537	(46,915,311)

CASH AND CASH EQUIVALENTS AT BEGINNING OF THE YEAR	120,644,769	118,098,922

CASH AND CASH EQUIVALENTS AT END OF THE YEAR	$120,755,306	$71,183,611

ANALYSIS OF THE BALANCES OF CASH AND CASH EQUIVALENTS
Cash at bank and in hand	$100,755,306	$71,183,611
Time Deposits	20,000,000	0

	$120,755,306	$71,183,611

ARBOR TOYS COMPANY LIMITED
GENERAL AND ADMINISTRATIVE EXPENSES
For the Nine Months Ended September 30, 2005
(Amounts Expressed in Hong Kong Dollars)

(For Management Purposes only)

01/01/04		01/01/05
to 9/30/04 (Unaudited)		to 9/30/05 (Unaudited)

$11,432	Advertising	$720
27,000	Recruitment Fees	58,838
39,000	Audit Fees	39,000
10,875	Legal & Professional Fees	10,875
0	Business Registration Fees	0
8,933	Licence & Subscription Fees	8,141
21,600	Cleaning Expenses	23,400
22,765	Depn – Furniture & Fixture	25,330
230,696	Depn – Office Equipment	265,065
321,504	Depn – Leasehold Improvement	224,021
0	Donation	5,000
76,168	Entertainment	51,487
32,697	Fax & Cable Charges	33,193
7,579	Postage	7,838
41,213	Telephone Expenses	59,708
17,237	Office Supplies	20,976
450,882	Printing & Stationary	640,781
1,859,270	Rent & Rates	1,532,080
87,066	Electricity	104,851
6,348,446	Staff Salary	7,968,658
1,360,000	Staff Bonus	1,800,000
45,000	Pension	45,000
278,914	Mandatory Provident Fund	352,442
306,000	Directors’ Housing Allowance	306,000
74,356	Staff Welfare	70,827
25,964	Insurance	30,262
22,405	Sundry Expenses	24,838
44,625	Repairs & Maintenance	47,796
166,317	Local Travelling	245,280
83,089	Overseas Travelling	25,382
12,510	Fixed Assets Written Off	1
0	F. Assets Disposal (Gain) / Loss	(200)

$12,033,543		$14,027,590

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENT

      The following unaudited pro forma consolidated financial statements as of September 30, 2005 and for the year ended December 31, 2004 and the nine months ended September 30, 2005 give effect to the asset acquisition of CDI. The pro forma consolidated balance sheet presents our financial position as if the asset acquisition of CDI had occurred on September 30, 2005. The pro forma consolidated statement of operations presents our results as if the acquisition of CDI had occurred on January 1, 2004. Our fiscal year end is December 31 and CDI’s fiscal year end is December 31. The pro forma consolidated balance sheet as of September 30, 2005 is based upon our historical consolidated balance sheet as of September 30, 2005 which has been adjusted for the effects of the CDI asset acquisition. The pro forma consolidated statements of operations for the year ended December 31, 2004 and nine months ended September 30, 2005 are based on our historical consolidated statements of operations and the statements of operations of CDI for the year ended December 31, 2004 and the nine months ended September 30, 2005.

      The pro forma consolidated financial statements include, in our opinion, all material adjustments necessary to reflect the asset acquisition of CDI. The pro forma consolidated financial statements do not represent the Company’s actual results of operations, including the acquisitions, nor do they purport to predict or indicate our financial position or results of operations at any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” our consolidated financial statements and the related notes thereto and CDI’s financial statements and the related notes thereto included herein.

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Balance Sheet
(In thousands)

	SEPTEMBER 30, 2005
	HISTORICAL	PRO FORMA		PRO FORMA
	JAKKS	ADJUSTMENTS		BALANCE SHEET
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$228,053	($105,253	)(1)	$122,800
Accounts receivable, net	144,334	16,720	(2)	161,054
Inventory	73,876	1,394	(2)	75,270
Prepaid expenses and other current assets	30,830	944	(2)	31,774

Total current assets	477,093	(86,195)		390,898

Property and equipment, at cost	41,896	1,235	(2)	43,131
Less accumulated depreciation and amortization	30,095	—		30,095

Property and equipment, net	11,801	1,235		13,036

Intangibles and Other, net	20,835	17,170	(3)	38,005
Investment in video game joint venture	3,609	—		3,609
Goodwill, net	262,880	75,750	(3)	338,630
Trademarks, net	17,768	1,400	(3)	19,168

Total assets	$793,986	$9,360		$803,346

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$126,357	$5,919	(4)	$132,276
Reserve for sales returns and allowances	27,400	—		27,400
Income taxes payable	30,162	—	(4)	30,162

Total current liabilities	183,919	5,919		189,838

Long term debt	98,000	—		98,000
Deferred income taxes	4,237	—		4,237

Total Liabilities	286,156	5,919		292,075

STOCKHOLDERS EQUITY
Common stock	27	—	(1)	27
Additional paid-in capital	281,229	3,441	(1)	284,670
Retained earnings	231,043	—		231,043
Deferred compensation from restricted stock	(2,434)	—		(2,434)
Accumulated comprehensive loss	(2,035)	—		(2,035)

Total stockholders equity	507,830	3,441		511,271

Total liabilities and stockholders equity	$793,986	$9,360		$803,346

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements Of Operations
(In thousands, except per share amounts)

	YEAR ENDED DECEMBER 31, 2004
	ACTUAL

	ARBOR	CREATIVE		CDI
	TOYS	DESIGNS	CONSOLIDATING	CONSOLIDATED	JAKKS
Net Sales	$128,284	$61,217	(50,954)	$138,547	$574,266
Cost of sales	119,211	29,420	(50,790)	97,841	348,259

Gross Profit	9,073	31,797	(164)	40,706	226,007
Selling, general and administrative expenses	2,652	10,383	(164)	12,871	172,282

Income from operations	6,421	21,414	—	27,835	53,725
Interest, net	—	89	—	89	(2,498)
Other income (expense)	14	—	—	14	7,865

Income before provision for income taxes	6,435	21,503	—	27,938	59,092
Provision for income taxes	1,134	—	—	1,134	15,533

Net income (loss)	$5,301	$21,503	$—	$26,804	$43,559

Basic earnings per share					$1.69

Weighted average shares outstanding					25,797

Diluted earnings per share					$1.49

Weighted average shares and equivalents outstanding					31,406

[Additional columns below]

[Continued from above table, first column(s) repeated]

	YEAR ENDED DECEMBER 31, 2004
	PRO FORMA	PRO FORMA
	COMBINED	ADJUSTMENTS		RESULTS

Net Sales	$712,813	$—		$712,813
Cost of sales	446,100	—		446,100

Gross Profit	266,713	—		266,713
Selling, general and administrative expenses	185,153	6,768	(5)	191,921

Income from operations	81,560	(6,768)		74,792
Interest, net	(2,409)	(4,899)	(6)	(7,308)
Other income (expense)	7,879	—		7,879

Income before provision for income taxes	87,030	(11,667)		75,363
Provision for income taxes	16,667	3,143	(7)	19,810

Net income	$70,363	$(14,810)		$55,553

Basic earnings per share				$2.14

Weighted average shares outstanding		150		25,947

Diluted earnings per share				$1.87

Weighted average shares and equivalents outstanding		150		31,556

JAKKS PACIFIC, INC. AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Statements Of Operations
(In thousands, except per share amounts)

	NINE MONTHS ENDED SEPTEMBER 30, 2005
	ACTUAL

	ARBOR	CREATIVE
	TOYS	DESIGNS	CONSOLIDATING	CONSOLIDATED CDI	JAKKS
Net Sales	$119,051	$51,187	$(49,002)	$121,236	$495,266
Cost of sales	110,932	25,189	(48,879)	87,242	299,529

Gross Profit	8,119	25,998	(123)	33,994	195,737
Selling, general and administrative expenses	2,407	7,103	(123)	9,387	120,229

Income from operations	5,712	18,895	—	24,607	75,508
Interest, net	86	96	—	182	17
Other income (expense)	6	—	—	6	140

Income before provision for income taxes	5,804	18,991	—	24,795	75,665
Provision for income taxes	1,002	—	—	1,002	21,186

Net income	$4,802	$18,991	$—	$23,793	$54,479

Basic earnings per share					$2.04

Weighted average shares outstanding					26,673

Diluted earnings per share					$1.77

Weighted average shares and equivalents outstanding					32,182

[Additional columns below]

[Continued from above table, first column(s) repeated]

	NINE MONTHS ENDED SEPTEMBER 30, 2005
		PRO FORMA		PRO FORMA
	COMBINED	ADJUSTMENTS		RESULTS

Net Sales	$616,502	$—		$616,502
Cost of sales	386,771	—		386,771

Gross Profit	229,731	—		229,731
Selling, general and administrative expenses	129,616	3,008	(5)	132,624

Income from operations	100,115	(3,008)		97,107
Interest, net	199	(3,790	)(6)	(3,591)
Other income (expense)	146	—		146

Income before provision for income taxes	100,460	(6,798)		93,662
Provision for income taxes	22,188	4,038	(7)	26,226

Net income	$78,272	$(10,836)		$67,436

Basic earnings per share				$2.51

Weighted average shares outstanding		150		26,823

Diluted earnings per share				$2.16

Weighted average shares and equivalents outstanding		150		32,332

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The unaudited pro forma consolidated financial statements have been adjusted for items relating to the acquisition of CDI as set forth below (in thousands):

BALANCE SHEET

(1)	Consideration paid on or about the closing:
	Cash paid to or on behalf of stockholders	$104,489
	Other acquisition costs	764

		$105,253

	150,000 shares of JAKKS common stock issued	$3,441

(2)	Assets acquired	$20,293

(3)	Other assets acquired (see Note A below):
	Intangible assets	$17,170
	Trademarks	1,400
	Excess of consideration paid over fair market value of net assets acquired (Goodwill)	75,750

		$94,320

(4)	Liabilities assumed in the acquisition:
	Accounts payable and accrued expenses	$5,919

STATEMENT OF OPERATIONS

		Pro Forma	Pro Forma
		Year Ended	Nine Months Ended
		Dec 31, 2004	Sep 30, 2005
(5)	Selling, general and administrative expenses are adjusted to reflect:
	Elimination of Hong Kong director fees	$180	$39
	Amortization of intangible assets	6,588	2,968

		$6,768	$3,008

(6)	Interest, net is adjusted to reflect:
	The Elimination of interest income related to CDI cash balance as if they had no cash balance as of January 1, 2004 and September 1, 2005, respectively	$89	$182
	The Elimination of interest income related to lower cash balances held by JAKKS	4,810	3,608

		$4,899	$3,790

(7)	Provision for income taxes is adjusted to reflect the tax effect of pro forma adjustments	$3,143	$4,038

Note A:	In accordance with FASB Statement of Financial Accounting Standard No. 141 “Business Combinations”, the allocation of the purchase price is based on studies and valuations that are currently being performed and is expected to be completed by the second quarter of 2006.

     (d)  Exhibits.

Number	Description

10.1	January 18, 2006 Asset Purchase and Sale Agreement(1)

99	February 10, 2006 Press Release(2)

(1)    Filed as an exhibit to the Registrant’s January 24, 2006 Current Report on Form 8-K and incorporated herein by reference.

(2)    Filed as an exhibit to the Registrant’s February 14, 2006 Current Report on Form 8-K and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2006

JAKKS PACIFIC, INC.

By:	/s/ JOEL M. BENNETT Joel M. Bennett Executive Vice President

EXHIBIT INDEX

Number	Description

10.1	January 18, 2006 Asset Purchase and Sale Agreement(1)

99	February 10, 2006 Press Release(2)

(1)    Filed as an exhibit to the Registrant’s January 24, 2006 Current Report on Form 8-K and incorporated herein by reference.

(2)    Filed as an exhibit to the Registrant’s February 14, 2006 Current Report on Form 8-K and incorporated herein by reference.